UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 4, 2007

CENTERLINE HOLDING COMPANY

(Formerly CharterMac)

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-13237	13-3949418
(Commission File Number)	(IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 317-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 4, 2007, the holders (the “Holders”) of a majority of the outstanding special preferred voting shares (the “SPV Shares”) of Centerline Holding Company (the “Registrant”) approved, by written consent, an amendment (the “Amendment”) to the Certificate of Designation of Special Prefered Voting Shares of Centerline Holding Company (the “Certificate of Designation”) to permit a reduction in the minimum number of non-independent managing trustees (the “Managing Trustees”) such Holders are permitted to nominate from at least six Managing Trustees to at least four Managing Trustees; subject to (i) increase if the board of trustees (the “Board”) increases the size of the Board above eleven Managing Trustees and (ii) the right of the Holders, acting by a vote of a majority of the outstanding SPV Shares, at their option, to exercise the Board Expansion Right (as defined in the Certificate of Designation).

The Board had earlier recommended approval of the Amendment in connection with its April 16, 2007, approval of resolutions to establish the size of the Board as eleven Managing Trustees. The reduction in Board size was subject to the Holders’ approval of the Amendment permitting a reduction in the minimum number of non-independent Managing Trustees such Holders are permitted to nominate from six down to four. As a result of the approval of the Amendment, the size of the Board will be reduced from the current thirteen members to eleven members upon the expiration of the term of Peter Allen, who, as previously disclosed in the Registrant’s proxy statement filed on April 23, 2007 in connection with its 2007 annual meeting, is not standing for reelection as a Managing Trustee. In connection with the reduction in the Board’s size to eleven, the vacancy created by the previously announced retirement of Alan Hirmes will not be filled. A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a).	Financial Statements

Not Applicable

(b).	Pro Forma Financial Information

Not Applicable

(c).	Exhibits

10.1 Amendment No. 1 to the Certificate of Designation of Special Preferred Voting Shares of Centerline Holding Company, effective May 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centerline Holding Company

(Registrant)

BY:	/s/ Robert L. Levy
Robert L. Levy
Chief Financial Officer

May 10, 2007

Exhibit Index

10.1	Amendment No. 1 to the Certificate of Designation of Special Preferred Voting Shares of Centerline Holding Company, effective May 4, 2007.